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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nelson C. Rising, C. William Hosler, Stephen P. Wallace, Kathleen Smalley, and Paul A. Lockie, or any of them, as his or her attorney-in-fact, with full power of substitution, to sign on his or her behalf, in the capacity stated herein, the 2000 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any and all amendments to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:     March 13       , 2001                  /s/ Richard D. Farman
      --------------------                        ---------------------------
                                                  Name: Richard D. Farman
                                                  Director


Dated:     March 12       , 2001                  /s/ Daryl J. Carter
      --------------------                        ---------------------------
                                                  Name: Daryl J. Carter
                                                  Director

Dated:     March 12       , 2001                  /s/ Christine Garvey
      --------------------                        ---------------------------
                                                  Name: Christine Garvey
                                                  Director

Dated:     March 12       , 2001                  /s/ Thomas M. Steinberg
      --------------------                        ---------------------------
                                                  Name: Thomas M. Steinberg
                                                  Director

Dated:     March 10       , 2001                  /s/ William M. Kahane
      --------------------                        ---------------------------
                                                  Name: William M. Kahane
                                                  Director

Dated:     March 12       , 2001                  /s/ Stephen F. Bollenbach
      --------------------                        ---------------------------
                                                  Name: Stephen F. Bollenbach
                                                  Director

Dated:     March 9        , 2001                  /s/ Leslie D. Michelson
      --------------------                        ---------------------------
                                                  Name: Leslie D. Michelson
                                                  Director

Dated:     March 9        , 2001                  /s/ Beverly B. Thomas
      --------------------                        ---------------------------
                                                  Name: Beverly B. Thomas
                                                  Director

Dated:     March 6        , 2001                  /s/ Joseph F. Alibrandi
      --------------------                        ---------------------------
                                                  Name: Joseph F. Alibrandi
                                                  Director